May 6, 2005

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Calvert Municipal Fund, Inc.
File No SEC File Numbers 811-6525 and 33-44968

Ladies and Gentlemen:

Pursuant to Rule 497(c) under the Securities Act of 1933, the above-referenced Registrant hereby files the final form of Statement of Additional Information for the above referenced Fund.

Pursuant to Rule 497(j) under the Securities Act of 1933, the above-referenced Registrant hereby certifies that the final form of Prospectuses for the above referenced Fund that would have been filed under Rule 497(c) would not have differed from that contained in the most recent registration statement or amendment, and the text of the most recent registration statement or amendment has been filed electronically.

If you have questions or require further information, please contact me at 301-951-4881.

Sincerely,

/s/Susan Walker Bender
Associate General Counsel

Cc: Kimberly Browning, Examiner